UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K /A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008

FTI CONSULTING, INC.

(Exact name of registrant as specified in charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-6078

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Commitment Agreement to Credit Agreement

On August 1, 2008, FTI Consulting, Inc. (“FTI”) filed a Current Report on Form 8-K reporting that as of July 28, 2008, the First Amendment effective as of June 30, 2008 (the “First Amendment”), to the Amended and Restated Credit Agreement dated as of September 29, 2006, among FTI (the “Borrower”), the Guarantors (defined therein), the Lenders (defined therein) and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, was entered into, to, among other things, add a provision pursuant to which the Company will be permitted to increase the principal amount of the loan commitments under the revolving credit facility by up to $25.0 million (for a maximum of $175.0 million) if existing lenders or new lenders shall agree to provide such increased commitments (the “Additional Revolving Commitments”). A Commitment Agreement dated as of August 15, 2008 (the “Commitment Agreement”), has been entered into among the Borrower, the Guarantors and the lenders signatory thereto (the “Increasing Lenders”) and the Administrative Agent, whereby the Increasing Lenders agree to provide the Additional Revolving Commitments pursuant to the First Amendment.

The Commitment Agreement (excluding exhibits and schedules) is filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference. The First Amendment (excluding schedules, except for Schedule 2 “Modifications to Foreign Currency Option”) was filed with the SEC as an exhibit to the Current Report on Form 8-K dated July 28, 2008 and is incorporated by reference herein. The Credit Agreement (excluding exhibits and schedules) was filed with the SEC on October 2, 2006 as an exhibit to FTI Consulting, Inc.’s Current Report on Form 8-K dated September 29, 2006 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Commitment Agreement dated as of August 15, 2008, by and among FTI Consulting, Inc., a Maryland corporation, the Guarantors identified on the signature pages, the Lenders identified on the signature pages, and Bank of America, N.A., as administrative agent.*

*	Exhibits, schedules (or similar attachments) to the Commitment Agreement have not been filed. FTI will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: August 19, 2008	By:	/s/ ERIC B. MILLER
Eric B. Miller
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Commitment Agreement dated as of August 15, 2008, by and among FTI Consulting, Inc., a Maryland corporation, the Guarantors identified on the signature pages, the Lenders identified on the signature pages, and Bank of America, N.A., as administrative agent *

*	Exhibits, schedules (or similar attachments) to the Commitment Agreement have not been filed. FTI will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.